UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2007 (April 2, 2007)

Barnes & Noble, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-1203	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY 10011
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 633-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 4, 2007, Barnes & Noble, Inc. (the "Company") issued a press release announcing the completion of the special committee of the Company's Board of Directors’ review of the company's stock option practices and summarizing its oral report to the Board of Directors with respect to its findings and recommendations (the "Press Release"). A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Barnes & Noble, Inc., dated April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
Date:	April 4, 2007	By:	/s/ Joseph J. Lombardi
			Name:	Joseph J. Lombardi
			Title:	Chief Financial Officer

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number      Description
99.1       Press Release of Barnes & Noble, Inc., dated April 4, 2007